UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2007

HYDROGEN ENGINE CENTER, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50542	82-0497807
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2502 East Poplar Street, Algona, Iowa 50511
(Address of principal executive offices)

Registrant's telephone number, including area code: (515) 295-3178

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Hydrogen Engine Center, Inc., (OTCBB: HYEG) will provide a business update on a conference call to be held Friday, July 27, 2007 at 11 a.m. EDT.

Those who wish to participate in the conference call may telephone 888-335-6674 from the U.S. or 973-321-1100 for international callers, passcode 9051562, approximately 15 minutes before the 11 a.m. EDT starting time. A digital replay will be available by telephone for two weeks and may be accessed by dialing 877-519-4471, from the U.S., or 973-341-3080 for international callers, passcode 9051562 or by logging on to Hydrogen’s website at www.hydrogenenginecenter.com.

A press release regarding the call is attached.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Hydrogen Engine Center, Inc., dated July 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYDROGEN ENGINE CENTER, INC.
(Registrant)

By: /s/ Sandra Batt

Name: Sandra Batt
Title: Chief Financial Officer

Date: July 25, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Hydrogen Engine Center, dated July 20, 2007.